Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT, dated as of January 15, 2015 (this “Amendment”) to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among W.P. Carey Inc. (together with its permitted successors and assigns, the “Company” or the “Borrower”), certain Subsidiaries of the Company identified therein, from time to time as Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each as defined in the Credit Agreement).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Credit Agreement be modified as herein set forth; and

WHEREAS, the Required Lenders, the Required Revolving Lenders and the L/C Issuer have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.         Defined Terms.  Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2.         Definition of Alternative Currency Sublimit.  The definition of Alternative Currency Sublimit contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$500,000,000” appearing in clause (a) thereof with “$750,000,000”.

3.         Section 2.16(a).  Section 2.16(a) of the Credit Agreement is hereby amended by replacing the reference to “$1,750,000,000” appearing therein with “$2,250,000,000”.

4.         Section 2.16(c).  Section 2.16(c) of the Credit Agreement is hereby amended by inserting the phrase “solely in connection with the first Increase Effective Date to occur after the Closing Date,” at the beginning of clause (x)(2) thereof.

5.         Schedule 2.01.  Schedule 2.01 to the Credit Agreement is hereby replaced with the Schedule 2.01 attached hereto as Annex I.

6.         Conditions to Effectiveness.  This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which each of the following conditions precedent have been satisfied:

(a)        the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, Lenders constituting the Required Lenders, Lenders constituting the Required Revolving Lenders and the L/C Issuer; and

(b)        (i) all fees required to be paid to the Administrative Agent and the Arrangers on or before the Increase Effective Date shall have been paid and (ii) all fees required to be paid to the Lenders on or before the Increase Effective Date shall have been paid, including all fees described in that certain letter dated December 15, 2014 among the Borrower and the Arrangers.

7.         Representations and Warranties.  The Company represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):

(a)          Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under, and consummate the transactions contemplated by, this Amendment.  The execution, delivery and performance by each Loan Party of, and the consummation by each Loan Party of the transactions contemplated by, this Amendment have been duly authorized by all necessary corporate or other organizational action.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, or for the consummation of the transactions contemplated by this Amendment.  This Amendment has been duly executed and delivered by each Loan Party.  This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)          The execution, delivery and performance by each Loan Party of, and the consummation by each Loan Party of the transactions contemplated by, this Amendment do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(c)          All representations and warranties contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse

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Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification.

(d)         There exists no Default.

8.         Ratification and Confirmation.  Except as expressly provided by this Amendment, nothing contained herein shall be construed as a waiver, amendment or modification of any other provision of the Credit Agreement or the other Loan Documents or a consent to any further or future action on the part of the Company or any other Loan Party that would require the waiver or consent of the Lenders.  The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents is hereby ratified and confirmed in all respects and remains in full force and effect from and after the date of this Amendment.  The Company and each other Loan Party hereby ratifies its obligations and liabilities under the Credit Agreement (as amended by this Amendment) and the other Loan Documents (including its Obligations).

9.         Continuing Effect.  From and after the Amendment Effective Date, all references in the Loan Documents to the “Credit Agreement,” “Loan Documents,” “thereunder,” “thereof,” or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for or otherwise contemplated in this Amendment.

10.       GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW  YORK.

11.       Miscellaneous.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

W.P. CAREY INC.

By:	/s/ Jeff Zomback
Name:	Jeff Zomback
Title:	Treasurer

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and as L/C Issuer

By:	/s/ Michael J. Kauffman
Name:	Michael J. Kauffman
Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ William E. Schachat
Name:	William E. Schachat
Title:	Credit Executive

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christine Aharonian
Name:	Christine Aharonian
Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David W. Heller
Name:	David W. Heller
Title:	Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean Armah
Name:	Sean Armah
Title:	Vice-President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Lori Chambers
Name:	Lori Chambers
Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender

By:	/s/ Casey Gehrig
Name:	Casey Gehrig
Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ BRIAN KELLY
Name: BRIAN KELLY
Title: SVP

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

RBS CITIZENS, N.A., as a Lender

By:	/s/ Kerri Colwell
Name:	Kerri Colwell
Title:	Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Aaron Lanski
Name:	Aaron Lanski
Title:	Managing Director

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

SIGNATURE BANK, as a Lender

By:	/s/ Richard Assaf
Name:	Richard Assaf
Title:	Senior Lender/VP

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

ACKNOWLEDGED BY:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

ANNEX I

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Term Commitment	Applicable Percentage (Term Facility)	Revolving Credit Commitment	Applicable Percentage (Revolving Credit Facility)	Dollar Tranche Commitment	Dollar Tranche Percentage
Bank of America, N.A.	$27,500,000.00	11.000000000%	$162,500,000.00	10.833333334%	$74,757,019.42	9.967602590%
JPMorgan Chase Bank, N.A.	$27,500,000.00	11.000000000%	$162,500,000.00	10.833333333%	$74,757,019.42	9.967602589%
Barclays Bank PLC	$23,000,000.00	9.200000000%	$137,000,000.00	9.133333333%	$63,025,917.93	8.403455724%
Citibank, N.A.	$23,000,000.00	9.200000000%	$137,000,000.00	9.133333333%	$63,025,917.93	8.403455724%
U.S. Bank N.A.	$23,000,000.00	9.200000000%	$137,000,000.00	9.133333333%	$63,025,917.93	8.403455724%
Wells Fargo Bank, N.A.	$23,000,000.00	9.200000000%	$137,000,000.00	9.133333333%	$63,025,917.93	8.403455724%
Capital One, N.A.	$19,000,000.00	7.600000000%	$111,000,000.00	7.400000000%	$111,000,000.00	14.800000000%
Regions Bank	$19,000,000.00	7.600000000%	$111,000,000.00	7.400000000%	$51,064,794.82	6.808639309%
RBS Citizens, N.A.	$14,000,000.00	5.600000000%	$91,000,000.00	6.066666667%	$41,863,930.89	5.581857452%
Fifth Third Bank	$14,000,000.00	5.600000000%	$91,000,000.00	6.066666667%	$41,863,930.89	5.581857452%
PNC Bank, N.A.	$14,000,000.00	5.600000000%	$91,000,000.00	6.066666667%	$41,863,930.89	5.581857452%
BMO Harris Bank, N.A.	$9,000,000.00	3.600000000%	$61,000,000.00	4.066666667%	$28,062,634.99	3.741684665%
Comerica Bank	$9,000,000.00	3.600000000%	$41,000,000.00	2.733333333%	$18,861,771.06	2.514902808%
Signature Bank	$5,000,000.00	2.000000000%	$30,000,000.00	2.000000000%	$13,801,295.90	1.840172787%
Total	$250,000,000.00	100.000000000%	$1,500,000,000.00	100.000000000%	$750,000,000.00	100.000000000%

Annex I - Schedule 2.01

ALTERNATIVE CURRENCY TRANCHE COMMITMENTS

Lender	Alternative Currency Tranche Commitment	Acceptable Alternative Currencies (Euro, Sterling, Yen, HK Dollars, Canadian Dollars, Swiss Francs, Australian Dollars)	Applicable Tranche Percentage
Bank of America, N.A.	$87,742,980.58	$87,742,980.58	11.699064077%
JPMorgan Chase Bank, N.A.	$87,742,980.58	$87,742,980.58	11.699064077%
Barclays Bank PLC	$73,974,082.07	$73,974,082.07	9.863210943%
Citibank, N.A.	$73,974,082.07	$73,974,082.07	9.863210943%
U.S. Bank N.A.	$73,974,082.07	$73,974,082.07	9.863210943%
Wells Fargo Bank, N.A.	$73,974,082.07	$73,974,082.07	9.863210943%
Regions Bank	$59,935,205.18	$59,935,205.18	7.991360691%
RBS Citizens, N.A.	$49,136,069.11	$49,136,069.11	6.551475881%
Fifth Third Bank	$49,136,069.11	$49,136,069.11	6.551475881%
PNC Bank, N.A.	$49,136,069.11	$49,136,069.11	6.551475881%
BMO Harris Bank, N.A.	$32,937,365.01	$32,937,365.01	4.391648668%
Comerica Bank	$22,138,228.94	$22,138,228.94	2.951763859%
Signature Bank	$16,198,704.10	$16,198,704.10	2.159827213%
Total	$750,000,000.00	$750,000,000.00	100.000000000%

Annex I - Schedule 2.01